Deutsche Asset Management

                                                Mutual Fund
                                                    Prospectus

                                                    May 7, 2001, as supplemented
                                                            through July 9, 2001

                                                         Class A, B and C Shares

European Mid-Cap Fund
(Formerly Flag Investors European Mid-Cap Fund)

[Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.]

                                                      A Member of the
                                                      Deutsche Bank Group [LOGO]

Overview
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of the European Mid-Cap Fund--Class A, B and C Shares

Goal: The Fund seeks high capital appreciation and, as a secondary objective, reasonable dividend income.

Core Strategy: The Fund seeks to achieve its objectives by investing at least 65% of its total assets in equity securities (primarily common and preferred stocks) of European companies with market capitalizations of between $115 million and $19 billion.

INVESTMENT POLICIES AND STRATEGIES

The Fund invests all of its assets in the European Mid-Cap Portfolio of Deutsche Investors Portfolios Trust (the 'Portfolio'), a separate mutual fund with identical investment objectives and policies, through a master-feeder investment fund structure. Therefore, all discussions in the Prospectus regarding investments relate to the Fund and its corresponding Portfolio. The Portfolio's investment advisor and sub-advisor (the 'Advisors') seek investments in companies believed to have higher than average growth rates for European companies.
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European Mid-Cap Fund--Class A, B and C Shares

Overview of the European Mid-Cap Fund

Goal ......................................................................    3
Core Strategy .............................................................    3
Investment Policies and Strategies ........................................    3
Principal Risks of Investing in the Fund ..................................    4
Who Should Consider Investing in the Fund .................................    4
Total Returns, After Fees and Expenses ....................................    5
Fees and Expenses of the Fund .............................................    6

A Detailed Look at the European Mid-Cap Fund

Objectives ................................................................    8
Strategy ..................................................................    8
Principal Investments .....................................................    8
Investment Process ........................................................    8
Other Investments .........................................................    8
Risks .....................................................................    9
Organizational Structure ..................................................   10
Management of the Fund ....................................................   10
Administrator .............................................................   11
Calculating the Fund's Share Price ........................................   12
Dividends and Distributions ...............................................   12
Tax Considerations ........................................................   12
Buying and Selling Fund Shares ............................................   13
Sales Charges .............................................................   15
How to Choose the Class That Is Right for You .............................   17
Financial Highlights ......................................................   19


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                                       3

Overview of the European Mid-Cap Fund--Class A, B and C Shares

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

o     Stocks the Advisors have selected could perform poorly.

o     The stock market could decline or underperform other investments.

Beyond the risks common to all stock investing, an investment in the Fund could also lose money or underperform alternative investments as a result of risks related to the Fund's investment style. For example:

o As with any investment strategy, the foreign investment strategy used in managing the Fund will, at times, perform better than or worse than other investment styles and the overall market. The stock market could perform poorly in one or more of the countries in which the Fund has invested. If the Advisors overestimate the return potential of one or more foreign stocks, the Fund may underperform the international equities markets.

o Small or medium-sized company stock returns could trail stock market returns generally because of risks specific to small or medium-sized company investing, such as greater share-price volatility and fewer buyers for shares in periods of economic or stock market stress.

o Because the Fund may invest in relatively few issuers, the performance of one or a small number of portfolio holdings can affect overall performance more than if the Fund were diversified.

Further, an investment in the Fund could also lose money or underperform alternative investments as a result of risks in the foreign countries in which the Fund invests. For example:

o Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing its full value.

o Since the Fund may invest a significant portion of its assets in a particular foreign country or geographic region, it could be particularly susceptible to the effects of political and economic developments in that country or region.

o Foreign accounting and reporting standards differ from those in the US and could convey less complete information when compared to information typically provided by US companies.

o The currency of a country in which the Fund invests may decrease in value relative to the US dollar, which could affect the value of the investment itself to US investors. The Fund may seek to hedge against this risk.

WHO SHOULD CONSIDER INVESTING IN THE FUND

You should consider investing in the European Mid-Cap Fund if you are seeking high capital appreciation and, secondarily, reasonable dividend income and are willing to accept the short-term and long-term risks and uncertainties of investing in the common and preferred stocks of European companies in a particular foreign country or region. There is, of course, no guarantee that the Fund will realize its goal. You should not consider investing in the Fund if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.

This Prospectus describes Class A Shares, Class B Shares and Class C Shares of the Fund. These separate classes give you a choice of sales charges and Fund expenses. (See the section entitled 'Sales Charges'.) The Fund offers shares through securities dealers and through financial institutions that act as shareholder servicing agents. You may also buy shares directly from the Fund through the Deutsche Asset Managment Service Center.

The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities not available to someone who invests in US securities alone. Diversifying your investments may improve your long-run investment return and lower the overall volatility of your investment portfolio.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


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                                       4

                  Overview of the European Mid-Cap Fund--Class A, B and C Shares

TOTAL RETURNS, AFTER FEES AND EXPENSES

The following bar chart and table show the performance of the Fund both year-by-year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. This is a historical record and does not necessarily indicate how the Fund will perform in the future.

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Year-by-Year Returns

Class A Shares*
(each full calendar year since inception)
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  [The following table was depiceted as a bar chart in the original material.]

         1998            1999             2000
        24.98%          28.83%          -11.06%
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*     The bar chart does not reflect sales charges. If it did, returns would be less than those shown. For the period from December 31, 2000 through March 31, 2001 the year-to-date return for Class A Shares was -19.13%.

During the three-year period shown in the bar chart, the highest return for a quarter was 27.24% (first quarter 2000) and the lowest return for a quarter was -18.68% (fourth quarter 2000).

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Performance For Periods Ended
December 31, 2000

                                               Average Annual Total Returns
                                                                           Since
                                           1 Year       3 Years        Inception
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Class A Shares(1)                         -15.95%        10.61%        8.22%(5)

MSCI Europe Index(2)                       -8.14%        11.23%       12.43%(6)

Dow Jones STOXX(SM)

Mid 200 Index(3)                           -7.38%         9.39%        9.34%(6)

Midcap Index(4)                             6.63%         3.02%        1.82%(6)
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Class B Shares(1)                         -16.36%           NA         5.21%(7)

MSCI Europe Index(2)                       -8.14%           --         4.99%(8)

Dow Jones STOXX(SM)
Mid 200 Index(3)                           -7.38%           --         2.83%(8)

Midcap Index(4)                             6.63%           --        -2.03%(8)
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Class C Shares(1)                         -12.78%           NA         8.09%(9)

MSCI Europe Index(2)                       -8.14%           --         8.83%(10)

Dow Jones STOXX(SM)

Mid 200 Index(3)                           -7.38%           --         7.03%(10)

Midcap Index(4)                             6.63%           --        -0.09%(10)
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(1)   These figures assume the reinvestment of dividends and capital gain distributions and include the impact of the maximum sales charges.
(2) The MSCI Europe Index is a broad-based market index of European equity securities. The index does not factor in the costs of buying, selling and holding securities--costs which are reflected in the Fund's results. On June 25, 2001 the Board of Directors approved the MSCI Europe Index as the Fund's primary benchmark, replacing the Midcap Index. The MSCI Europe Index may be a better comparison for the performance of the Fund than the Midcap Index since it more closely reflects the sectors in which the Fund invests.
(3)   The Dow Jones STOXX (SM) Mid 200 Index is a subset of the Dow Jones STOXX
      (SM) Total Managed Index ('TMI'), which represents the top 70% of the free float market capitalization of the European equity market. The STOXX Mid 200 Index is comprised of companies that fall in the second tier of the TMI, ie companies whose market capitalization are between the top 70% and 90% of the TMI. The index does not factor in the costs of buying, selling and holding securities--costs which are reflected in the Fund's results.
(4) The Midcap Index ('MDAX') is a broad-based market index of 70 mid-sized German companies with established operating histories. The index does not factor in the costs of buying, selling and holding securities--costs which are reflected in the Fund's results.
(5)   October 17, 1997.
(6)   For the period October 31, 1997 through December 31, 2000.
(7)   March 30, 1998.
(8)   For the period March 31, 1998 through December 31, 2000.
(9)   September 2, 1998.
(10)  For the period August 31, 1998 through December 31, 2000.


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                                       5

Overview of the European Mid-Cap Fund--Class A, B and C Shares

FEES AND EXPENSES OF THE FUND

The table to the right describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

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(1)   You will pay no sales charge on purchases of $1 million or more of Class A
      Shares, but you may pay a deferred sales charge if you redeem your shares within two years after your purchase unless you are otherwise eligible for a sales charge waiver or reduction. (See the section entitled 'Sales Charges--Redemption Price.')
(2) You will pay a deferred sales charge if you redeem your shares within six years after your purchase. The amount of the charge declines over time and eventually reaches zero. Seven years after your purchase, your Class B Shares automatically convert to Class A Shares. (See the section entitled 'Sales Charges--Redemption Price.')
(3) You will pay a deferred sales charge if you redeem your shares within one year after your purchase. (See the section entitled 'Sales Charges--Redemption Price.')
(4) Effective August 13, 2001, a 2.00% short-term redemption fee applies to Class A Shares redeemed (either by selling the shares or exchanging into another fund) within 60 days of purchase. The fee is withheld from redemption proceeds and retained by the Fund.
(5) Information on the annual fund operating expenses reflects the expenses of both the Fund and the Portfolio, the master fund in which the Fund invests its assets. (For further discussion of the relationship between the Fund and the Portfolio, see the section entitled 'Organizational Structure'.)
(6) A portion of the shareholder servicing fee is allocated to your securities dealer and to qualified banks for services provided and expenses incurred in maintaining your account, responding to your inquiries, and providing you with information about your investment.
(7) The Advisor has contractually agreed to waive its fees and reimburse expenses of the Fund through May 7, 2002 to the extent necessary to maintain the Fund's expense ratio at the level indicated as 'Total net annual fund operating expenses (after fee waivers and expense reimbursements).'

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Shareholder Fees:
(fees paid directly from your investment)

                                         Class A       Class B       Class C
                                          Shares        Shares        Shares
                                         Initial      Deferred      Deferred
                                           Sales         Sales         Sales
                                          Charge        Charge        Charge
--------------------------------------------------------------------------------
Maximum sales charge (load)
imposed on purchases (as
percentage of offering price)              5.50%          None          None
--------------------------------------------------------------------------------
Maximum deferred sales
charge (load) (as a percentage
of original purchase price or
redemption proceeds,
whichever is lower)                        1.00%(1)      5.00%(2)      1.00%(3)
--------------------------------------------------------------------------------
Maximum sales charge (load)
imposed on reinvested
dividends                                   None          None          None
--------------------------------------------------------------------------------
Maximum short-term redemption
fee (as a percentage of amount
redeemed, as applicable)                   2.00%(4)       None          None
--------------------------------------------------------------------------------
Exchange fee                                None          None          None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Annual Fund Operating Expenses(5):
(expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------
Management fee                             0.85%         0.85%         0.85%
--------------------------------------------------------------------------------
Distribution and/or service
(12b-1) fees(6)                            0.25%         1.00%         1.00%
--------------------------------------------------------------------------------
Other expenses                             1.42%         1.43%         1.43%
--------------------------------------------------------------------------------
Total annual fund operating
expenses (before fee
waivers and expense
reimbursements)                            2.52%         3.28%         3.28%
--------------------------------------------------------------------------------
Total fee waivers and
reimbursements of
fund expenses(7)                          (0.92)%       (0.93)%       (0.93)%
--------------------------------------------------------------------------------
Total net annual fund operating
expenses (after fee waivers and
expense reimbursements)(7)                 1.60%         2.35%         2.35%
--------------------------------------------------------------------------------


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                                       6

                  Overview of the European Mid-Cap Fund--Class A, B and C Shares

Expense Example. This Example is intended to help you compare the cost of investing in each class of the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs are indicated in the table to the right of this paragraph.

Federal regulations require that the table to the right reflect the maximum sales charges. However, you may qualify for reduced sales charges or no sales charge at all. (See the section entitled 'Sales Charges'.) If you hold your shares for a long time, the combination of the initial sales charge you paid and the recurring 12b-1 fees may exceed the maximum sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.

--------------------------------------------------------------------------------
Expense Example

                                     1 Year*     3 Years     5 Years    10 Years
--------------------------------------------------------------------------------
Class A Shares                          $704      $1,209      $1,739      $3,183
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Class B Shares                          $738      $1,223      $1,832      $3,257
--------------------------------------------------------------------------------
Class C Shares                          $338      $  923      $1,632      $3,513
--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:
--------------------------------------------------------------------------------
Class A Shares                          $704      $1,209      $1,739      $3,183
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Class B Shares                          $238      $  923      $1,632      $3,257
--------------------------------------------------------------------------------
Class C Shares                          $238      $  923      $1,632      $3,513
--------------------------------------------------------------------------------

* Based on Total net annual fund operating expenses (after fee waivers and expense reimbursements) for year one only.


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                                       7

A detailed look
--------------------------------------------------------------------------------
at the European Mid-Cap Fund--Class A, B and C Shares

OBJECTIVES

The Fund seeks high capital appreciation and, as a secondary objective, reasonable dividend income, through its investment in the European Mid-Cap Portfolio. The Fund, through the Portfolio, seeks to achieve its objectives by investing at least 65% of its total assets in equity securities (primarily common and preferred stocks) of European companies with market capitalizations of between $115 million and $19 billion. European countries include those that are members of the European Union, the Convention on the European Economic Area
(CEEA), Poland, Switzerland, Slovakia, the Czech Republic and Hungary.

The Advisors are responsible for managing the Portfolio's investments. (See the section entitled 'Investment Advisor and Sub-Advisor'.) There can be no guarantee that the Fund will achieve its goals.

STRATEGY

The Advisors seek investments in companies believed to have higher than average growth rates for European companies. The Fund invests in companies with ideas and plans for new products, services or markets that offer the potential for fast growth with diversifiable risks.

PRINCIPAL INVESTMENTS

The Portfolio invests primarily in common and preferred stocks. The Portfolio tends to have a heavier weighting of its assets in German issuers, although this could change. The Portfolio may also invest in securities in the initial public offering ('IPO') market.

INVESTMENT PROCESS

The Portfolio invests in companies that are characterized as small and medium-sized and are seeking equity capital to finance their growth.

In assessing which investments to sell, the Advisors consider the following factors, among others:

o Whether the company continues to meet the Portfolio's criteria for an initial investment in a security; and

o Negative changes in the economy or the company's business that impact the attractiveness of the security as an investment.

The Advisors may also use hedging transactions to attempt to reduce specific risks. For example, to protect the Fund against circumstances that would normally cause the Fund's securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances (see the section entitled 'Other Investments'). The Fund's ability to hedge may be limited by the costs of the derivatives contracts. The Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of the Fund, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms.

OTHER INVESTMENTS

The Fund may invest in various instruments commonly known as 'derivatives' to protect its assets or increase its exposure to an asset class. In particular, the Fund may use futures, options and forward currency transactions. The Advisors may use derivatives in circumstances where the Advisors believe they offer an economical means of gaining exposure to a particular asset class. The Fund may also invest in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Temporary Defensive Position. To reduce the Fund's risk under adverse market conditions, the Advisors may make temporary defensive investments in cash, cash items, and shorter-term, higher-quality debt securities, money market instruments, and similar obligations, such as repurchase agreements and reverse repurchase agreements. The Fund may have cash positions of up to 100%. While engaged in a temporary defensive strategy, the Fund may not achieve its

--------------------------------------------------------------------------------
Generally, a derivative is a financial arrangement that derives its value from a traditional security (like a stock or bond) asset or index.

Futures and options may be used as low-cost methods for gaining or reducing exposure to a particular securities or currency market without investing directly in those securities.

Forward currency transactions are the purchase or sale of a foreign currency at an exchange rate established now, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against currency losses, or, where possible, to add to investment returns.


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                                       8

           A Detailed Look at the European Mid-Cap Fund--Class A, B and C Shares

investment objectives. The Advisors would follow such a strategy only if they believed the risk of loss in pursuing the Fund's primary investment strategies outweighed the opportunity for gain.

RISKS

Set forth below are some of the prominent risks associated with international investing, as well as investing in general. Although the Advisors attempt to assess the likelihood that these risks may actually occur and to limit them, the Advisors cannot guarantee that they will succeed.

Primary Risks

Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of an entire market, including stocks held by the Fund.

Stock Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.

Non-Diversification Risk. The Fund is non-diversified. This means that it may invest in securities of a relatively limited number of issuers. Thus, the performance of one or a small number of portfolio holdings can affect the overall performance more than if the Fund were diversified.

Foreign Investing Risk. From time to time, foreign capital markets have exhibited more volatility than those in the US. Trading stocks on some foreign exchanges is inherently more difficult than trading in the US for reasons including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the Fund invests, they may in the future.

o Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the US and may present a less complete picture of a foreign company compared to US standards.

o Liquidity Risk. Stocks that trade infrequently or in low volumes can be more difficult or more costly to buy or sell than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches our estimate of its value.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The Fund invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the US dollar value of foreign securities or the US dollar amount of income or gain received on these securities.

Regional Focus Risk. Focusing on a single country or region involves increased currency, political, regulatory and other risks. To the extent the Fund concentrates its investments in a particular European country or region, market swings in such a targeted country or region will be likely to have a greater effect on Fund performance than they would in a more geographically diversified fund.

Small and Medium-Sized Company Risk. To the extent that the Fund invests in small and medium-sized companies, it will be more susceptible to share price fluctuations--down as well as up--than the stocks of larger companies. A shortage of reliable information--the same information gap that creates opportunity--can pose added risk. Industry-wide reversals may have a greater impact on small and medium-sized companies since they usually lack a large company's financial resources. Finally, stocks of small and medium-sized companies are typically less liquid than large company stocks. Particularly when they are performing poorly, a small or medium-sized company's shares may be more difficult to sell.

IPO Risk. IPOs may be very volatile, rising and falling rapidly based, among other reasons, on investor perceptions rather than economic reasons. Additionally, IPOs may have a magnified performance on the Fund so long as the Fund has a small asset base. The Fund may not experience a similar impact on its performance as its assets grow because it is unlikely the Fund will be able to obtain proportionately larger IPO allocations.

Emerging Markets Risk. To the extent that the Fund invests in emerging markets, it may face higher political, information, and stock market risks. In addition, profound social changes


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                                       9

A Detailed Look at the European Mid-Cap Fund--Class A, B and C Shares

and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and more vulnerable to capital flight.

Secondary Risks

Pricing Risk. When price quotations for securities are not readily available or may be unreliable, the Fund determines their value by the method that most accurately reflects their current worth under procedures established by and under the general supervision of the Board of Directors. This procedure involves the risk that the values determined are higher or lower than the prices the securities might actually command if the Fund sold them. If the Fund has valued securities too highly, you may end up paying too much for Fund shares when you buy. If the Fund underestimates their price, you may not receive the full market value for your Fund shares when you sell.

Derivatives Risk. Although not one of its principal investment strategies, the Fund may invest in futures, options, and forward currency transactions, which are types of derivatives. Risks associated with derivatives include:

o the derivative is not well correlated with the security, index or currency for which it is acting as a substitute;

o derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities;

o the risk that the Fund cannot sell the derivative because of an illiquid secondary market; and

o the risk that the derivatives transaction could expose the Fund to the effect of leverage, which could increase the Fund's exposure to the market and potential losses that it could have if it had not entered into these transactions.

There is no guarantee that these derivatives activities will be employed or that they work, and their use could cause lower returns or even losses to the Fund.

If the Fund invests in forwards, futures contracts and options on futures contracts for non-hedging purposes, the margin and premiums required to make those investments will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and losses on the contracts. Futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.

Euro Risk. On January 1, 1999, eleven countries of the European Economic and Monetary Union (EMU) began implementing a plan to replace their national currencies with a new currency, the euro. Full conversion to the euro is slated to occur by July 1, 2002.

Although it is impossible to predict the impact of conversion to the euro on the Fund, the risks may include:

o changes in the relative strength and value of the US dollar or other major currencies;

o adverse effects on the business or financial condition of European issuers that the Fund holds in its portfolio; and

o     unpredictable effects on trade and commerce generally.

These and other factors could increase volatility in financial markets worldwide and could adversely affect the value of securities held by the Fund.

ORGANIZATIONAL STRUCTURE

The Fund is a 'feeder fund' that invests substantially all of its assets in the European Mid-Cap Portfolio. The Fund and the Portfolio have the same investment objectives. The Portfolio accepts investments from other feeder funds. A feeder fund bears the Portfolio's expenses in proportion to its assets. Each feeder fund can set its own transaction minimums, fund-specific expenses and other conditions. This arrangement allows the Fund's Directors to withdraw the Fund's assets from the Portfolio if they believe doing so is in the shareholders' best interests. If the Directors withdraw the Fund's assets, they would then consider whether the Fund should hire its own investment advisor, invest in a different master portfolio or take other action.

MANAGEMENT OF THE FUND

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Fund Management, Inc., Bankers Trust Company, Deutsche Banc Alex. Brown, Inc., Deutsche Asset Management, Inc. ('DeAM, Inc.') and Deutsche Asset Management Investment Services Limited.

Board of Directors. A Board of Directors supervises all of the Fund's activities on behalf of the Fund's shareholders.

Investment Advisor to the Portfolio. As of May 7, 2001, Investment Company Capital Corp. ('ICCC' or 'Advisor') is the Portfolio's advisor. The address for the Advisor is One South


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                                       10

           A Detailed Look at the European Mid-Cap Fund--Class A, B and C Shares

Street, Baltimore, MD 21202. Prior to May 7, 2001, ICCC's affiliate, Deutsche Fund Management, Inc. ('DFM') was the Portfolio's advisor. The Advisor is responsible for managing the Portfolio's assets, including buying and selling portfolio securities. ICCC provides the same services that DFM provided to the Portfolio and is entitled to receive the same rate of compensation that DFM received. ICCC is also the investment advisor to other mutual funds in the Deutsche Asset Management family of funds. As of March 31, 2001, funds managed by ICCC totaled approximately $12.5 billion in net assets.

Investment Sub-Advisor to the Portfolio. The Advisor has delegated daily management of the Portfolio's assets to the sub-advisor, DWS International Portfolio Management GmbH ('DWS International' or 'Sub-Advisor'). The address for DWS International is Grueneburgweg 113-115, 60323 Frankfurt am Main, Germany.

The Advisor is entitled to receive an annual fee of 0.85% based on the average daily net assets of the Portfolio. The Advisor pays the Sub-Advisor a portion of this fee. The Advisor has contractually agreed to waive its fee and reimburse expenses of the Fund and the Portfolio in order to maintain the Fund's total operating expenses (other than extraordinary expenses) at not more than the following percentages of average annual net assets of the share classes through May 7, 2002: 1.60% for Class A Shares; 2.35% for Class B Shares; and 2.35% for Class C Shares.

ICCC and DWS International are indirect wholly owned subsidiaries of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including retail, private and commercial banking, investment banking and insurance.

DWS International is a direct wholly owned subsidiary of Deutsche Asset Management Europe GmbH ('DeAM Europe'). DWS Investment GmbH ('DWS Investment') is also a direct wholly owned subsidiary of DeAM Europe. The portfolio managers for the Portfolio are also portfolio managers for DWS Investment.

Other DeAM Europe subsidiaries include subsidiaries based in Luxembourg, Austria, Switzerland, France, Poland and Italy. DeAM Europe and its subsidiaries are known in the financial markets as 'DWS Group', an Investment Group of Deutsche Bank.

DeAM Europe subsidiaries have been widely recognized in Europe for the investment performance of the funds they manage. For example, DWS Group has received numerous awards from Standard & Poor's ('S&P')/Micropal for the performance of its mutual funds company as a whole as well as the performance of both its individual funds and portfolio managers. In Germany, these awards include: 2000, best-performing mutual fund company for five-year period; 1999, best-performing mutual fund company for one- and five-year periods; 1998, best-performing mutual fund company for one-, three- and five-year periods; 1997, best-performing mutual fund company for three- and five-year periods; 1996, best-performing mutual fund company for three- and five-year periods; 1995, best-performing mutual fund company for one-, three- and five-year periods; and 1994, best-performing mutual fund company for one-, three- and five-year periods. For the year 2000, these awards were given to fund managers with above-average performance and at least 15 funds (including those that invest in European and North American equities) registered for sale in Germany.

DWS Group was also named by S&P/Micropal as the 'best-performing mutual fund company' in three other European countries: Austria (2000, five- and 10-year periods; 1999, one-, five- and 10-year periods; 1998, three- and five-year periods); France (2000, five-year period; 1999, one-, five- and 10-year periods; 1997, five-year period), and Switzerland (2000, five-year period). Deutsche Asset Management (United Kingdom) was also named the 'best-performing unit trust/OEIC company' in the United Kingdom in 1999 for the one- and five-year periods.

In March 2000, S&P/Micropal selected Klaus Kaldemorgen, an 18-year veteran of DWS Group and its head of international equities, as its 'best international asset manager' for the second year in a row. At the same time, S&P/Micropal honored the DWS Vermogensbildungsfonds I fund, a mutual fund that invests internationally in promising sectors and corporations, as its 'best international equity fund,' also for the second consecutive year.

Portfolio Managers

DWS International uses a team approach to provide day-to-day portfolio management services to the Portfolio in which the Fund invests. The DWS International portfolio management team has five members, and includes Klaus Kaldemorgen and Klaus Martini, who each have over 16 years of experience as an investment manager.

ADMINISTRATOR

Investment Company Capital Corp. ('ICCC') provides administration services to the Fund. ICCC supervises the day-to-day operations of the Fund, including the preparation of


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                                       11
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A Detailed Look at the European Mid-Cap Fund--Class A, B and C Shares

registration statements, proxy materials, shareholder reports, compliance with all requirements of securities laws in the states in which shares are distributed and, subject to the supervision of the Fund's Board of Directors, oversight of the relationship between the Fund and its other service providers. ICCC is also the Fund's Transfer Agent.

CALCULATING THE FUND'S SHARE PRICE

The price you pay when you buy shares or receive when you redeem shares is based on the Fund's net asset value per share. When you buy Class A Shares, the price you pay may be increased by a sales charge. When you redeem any class of shares, the amount you receive may be reduced by a sales charge. The Fund may charge a short-term redemption fee equal to 2.00% of the value of Class A Shares redeemed (either by selling the shares or exchanging into another fund) within 60 days of purchase. See the section entitled 'Sales Charges' for details on how and when these charges may or may not be imposed.

The net asset value per share of the Fund is determined at the close of regular trading on the New York Stock Exchange on each day the Exchange is open for business. While regular trading ordinarily closes at 4:00 pm (Eastern Time), it could be earlier, particularly on the day before a holiday. Contact the Deutsche Asset Management Service Center to determine whether the Fund will close early before a particular holiday. Because the Fund owns foreign securities that trade in foreign markets on days the Exchange may be closed, the value of the Fund's assets may change on days you cannot purchase, redeem or exchange shares.

The net asset value per share is calculated by subtracting the liabilities attributable to a class from its proportionate share of the Fund's assets and dividing the result by the number of outstanding shares of the class. Because the different classes have different distribution or service fees, their net asset values may differ.

In valuing its assets, the Fund's investments are priced at their market value. When price quotes for a particular security are not readily available or may be unreliable, the security is priced at its 'fair value' using procedures approved by the Fund's Board of Directors.

You may buy or redeem shares on any day the New York Stock Exchange is open for business (a 'business day'). If your order is entered before the net asset value per share is determined for that day, the price you pay or receive will be based on that day's net asset value per share. If your order is entered after the net asset value per share is determined for that day, the price you pay or receive will be based on the next business day's net asset value per share.

DIVIDENDS AND DISTRIBUTIONS

The Fund's policy is to distribute to shareholders substantially all of its net investment income in the form of annual dividends and to distribute net realized capital gain at least annually. Unless you elect otherwise, all income and capital gain distributions will be reinvested in additional Fund shares at net asset value. You may elect to receive your distributions in cash or to have your distributions invested in shares of other Deutsche Asset Management funds. To make either of these elections or to terminate automatic reinvestment, complete the appropriate section of the Application or notify the Deutsche Asset Management Service Center or your service agent at least five days before the date on which the next dividend or distribution will be paid.

TAX CONSIDERATIONS

The following summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and net realized capital gain at least annually. The dividends and distributions you receive may be subject to federal, state and local taxation, depending on your tax situation. The tax treatment of dividends and distributions is the same whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates. Capital gain distributions are generally taxable at the rates applicable to long-term capital gain regardless of how long you have owned your shares. Each sale or exchange of the Fund's shares is generally a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different Deutsche Asset Management fund is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends upon your marginal tax rate and how long you have held your shares.

If you have a tax-advantaged or other retirement account you will generally not be subject to federal taxation on income and capital gain distributions until you begin receiving your distributions from your retirement account. You should consult your tax-advisor regarding the rules governing your retirement plan.

If you are a non-US investor in the Fund you may be subject to


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                                       12

           A Detailed Look at the European Mid-Cap Fund--Class A, B and C Shares

a US withholding and estate tax, as well as foreign taxes. You are encouraged to consult your tax advisor prior to investing in the Fund.

If more than 50% of the Fund's total assets at the end of the fiscal year are invested in foreign securities, the Fund may elect to pass-through to you your pro-rata share of foreign taxes paid by the Fund. The Fund will provide you with the necessary information to reflect a credit (or deduction) for foreign taxes on your individual income tax return if this election is made.

More information about taxes is in the Statement of Additional Information.

Please contact your tax advisor if you have specific questions about federal, state, local or foreign income taxes.

BUYING AND SELLING FUND SHARES

To Purchase Shares

You may buy any class of the Fund's shares through your securities dealer or through any financial institution authorized to act as a shareholder servicing agent. Contact them for details on how to enter and pay for your order. You may also buy shares by contacting the Deutsche Asset Management Service Center directly. Contact the Service Center for details.

Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders.

Minimum Account Investments

Initial investment in Class A, B or C Shares                              $2,000

Subsequent investments                                                    $  100

IRA account, initial investment                                           $1,000

Initial investment for shareholders of other Deutsche
Asset Management Funds' Class A, B and C Shares                           $  500

Automatic investing plan, initial investment                              $  250

  Bi-weekly or monthly plan subsequent investments                        $  100

  Quarterly plan subsequent investments                                   $  250

  Semi-annual plan subsequent investments                                 $  500

Minimum investment for qualified retirement plans
(such as 401(k), pension or profit sharing plans)                         $    0

Account Balance:

  Non-retirement account                                                  $  500

  IRA account                                                             $    0

Accounts opened through a service agent may have different minimum investment amounts. The Fund and its service providers reserve the right, from time to time in their discretion, to waive or reduce the investment minimum.

Investing Regularly

You may make regular investments in the Fund through any of the following methods. If you wish to enroll in any of these programs or if you need any additional information, complete the appropriate section of the Application or contact your service agent or the Deutsche Asset Management Service Center.

Automatic Investing Plan. You may elect to make a regular bi-weekly, monthly, quarterly or semi-annual investment in any class of shares. The amount you decide upon will be withdrawn from your checking account using a pre-authorized check. When the money is received by the Service Center, it will be invested at that day's offering price in the class of shares selected. Either you or the Fund may discontinue your participation upon 30 days' notice.

Systematic Purchase Plan. You may also purchase any class of shares through a Systematic Purchase Plan. Contact your service agent for details.

To Redeem Shares

You may redeem any class of the Fund's shares through your securities dealer or service agent. Contact them for details on how to enter your order and for information as to how you will be paid. If you have an account with the Fund that is in your name, you may also redeem shares by contacting the Deutsche Asset Management Service Center by mail or (if you are redeeming less than $50,000) by telephone. The Service Center will mail your redemption check within seven days after it receives your order in proper form. Refer to the section entitled 'Telephone Transactions' for more information on this method of redemption.

Your securities dealer or service agent or the Service Center may require the following documents before they redeem your shares:

o A letter of instruction specifying your account number and the number of shares or dollar amount you wish to redeem. The letter must be signed by all owners of the shares exactly as their names appear on the account.


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                                       13

A Detailed Look at the European Mid-Cap Fund--Class A, B and C Shares

o If you are redeeming shares worth more than $50,000, a signature guarantee is required. You can obtain one from most banks or securities dealers.

o Any stock certificates representing the shares you are redeeming. The certificates must be properly endorsed or accompanied by a duly executed stock power.

o Any additional documents that may be required if your account is in the name of a corporation, partnership, trust or fiduciary.

Short-Term Redemption Fee

Effective August 13, 2001, the Fund may charge a short-term redemption fee equal to 2.00% of the net asset value of Class A Shares redeemed (either by selling the shares or exchanging into another fund) within 60 days of purchase. This fee compensates the Fund for expenses directly related to short-term redemption of Class A Shares, discourages short-term investments in Class A Shares and facilitates portfolio management.

The short-term redemption fee is withheld from redemption proceeds. This fee is not a deferred sales charge and is not a commission. The fee is paid to the Fund. The short-term redemption fee does not apply to Shares:

o     purchased before August 13, 2001;

o     acquired through reinvestment of dividends and other distributions;

o in an account which is closed because the account fails to meet minimum balance requirements; and

o held by 401(k) plans, individual retirement accounts or profit sharing plans.

The short-term redemption fee applies to Class A Shares held through omnibus accounts. With regards to these accounts, the Fund reserves the right, in its sole discretion to impose (or not to impose) the short-term redemption fee in the future. The Fund will make this determination after considering, among other things, the Fund's costs of processing redemptions from these accounts. You should consult with your retirement plan administrator or omnibus account representive to determine whether the redemption fee is applicable to your shares.

The Fund will use the 'first in, first out' method to determine your holding period of Class A shares for purposes of the short-term redemption fee. If you have purchased shares at various times, the shares held the longest will be redeemed first for the purposes of determining whether or not the redemption fee will be applied. If your holding period is less than 60 days for any of the shares you are redeeming or exchanging, the short-term redemption fee will be assessed on the net asset value of those shares calculated at the time the redemption is effected.

Other Redemption Information

Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid to you in cash whether or not that is the payment option you have selected.

If you own Fund shares having a value of at least $10,000, you may arrange to have some of your shares redeemed monthly, quarterly, semi-annually or annually under the Fund's Systematic Withdrawal Plan. Each redemption under this plan involves all the tax and sales charge implications normally associated with Fund redemptions. Contact your service agent or the Deutsche Asset Management Service Center for information on this plan.

If you have an account with the Fund that is in your name, you may redeem shares in any amount up to $50,000 or exchange them for shares in another Deutsche Asset Management fund by calling the Service Center on any business day between the hours of 8:30 am and 7:00 pm (Eastern time).

Telephone Transactions. You are automatically entitled to telephone transaction privileges, but you may specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the account application or at any time thereafter by completing and returning documentation supplied by the Service Center.

The Fund and the Service Center will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you execute each telephone transaction. You may be required to provide additional written instructions. If these procedures are employed, neither the Fund nor the Service Center will bear any liability for following telephone instructions that either reasonably believes to be genuine. Your telephone transaction request will be recorded.

If you hold shares in certificate form, may not exchange or redeem them by telephone.


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                                       14

           A Detailed Look at the European Mid-Cap Fund--Class A, B and C Shares

SALES CHARGES

Purchase Price

The price you pay to buy shares will be the Fund's offering price, which is calculated by adding any applicable sales charges to the net asset value per share of the class you are buying.

Class A Shares are subject to sales charges according to the following schedule:

--------------------------------------------------------------------------------
                              Class A Sales Charge
                                    as a % of

                                                   Net      Class B      Class C
                                Offering        Amount        Sales        Sales
Amount of Purchase                 Price      Invested       Charge       Charge
--------------------------------------------------------------------------------
Less than  $ 50,000                5.50%         5.82%         None         None
--------------------------------------------------------------------------------
$ 50,000 - $ 99,999                4.50%         4.71%         None         None
--------------------------------------------------------------------------------
$100,000 - $249,999                3.50%         3.63%         None         None
--------------------------------------------------------------------------------
$250,000 - $499,999                2.50%         2.56%         None         None
--------------------------------------------------------------------------------
$500,000 - $999,999                2.00%         2.04%         None         None
--------------------------------------------------------------------------------
$1,000,000 and over                 None          None         None         None
--------------------------------------------------------------------------------

Although you do not pay an initial sales charge when you invest $1 million or more in Class A Shares or when you buy any amount of Class B or C Shares, you may pay a sales charge when you redeem your shares. Refer to the section entitled 'Redemption Price' for details. Your service agent may be paid a commission at the time of your purchase.

The sales charge you pay on your current purchase of Class A Shares may be reduced under the circumstances listed below.

Rights of Accumulation. If you are purchasing additional Class A shares of this Fund or Class A shares of any other Deutsche Asset Management fund or if you already have investments in Class A Shares, you may combine the value of your purchases with the value of your existing Class A share investments to determine whether you qualify for reduced sales charges. (For this purpose your existing Class A investments will be valued at the higher of cost or current value.) You may also combine your Class A purchases and investments with those of your spouse and your children under the age of 21 for this purpose. You must be able to provide sufficient information to verify that you qualify for this right of accumulation.

Letter of Intent. If you anticipate making additional purchases of Class A Shares of this Fund or any other Deutsche Asset Management fund over the next 13 months, you may combine the value of your current purchase with the value of your anticipated purchases to determine whether you qualify for a reduced sales charge. You will be required to sign a letter of intent specifying the total value of your anticipated purchases and to initially purchase at least 5% of the total. When you make each purchase during the period, you will pay the sales charge applicable to their combined value. If, at the end of the 13-month period, the total value of your purchases is less than the amount you indicated, you will be required to pay the difference between the sales charges you paid and the sales charges applicable to the amount you actually did purchase. Some of the shares you own will be redeemed to pay this difference.

Purchases at Net Asset Value. You may buy Class A Shares without paying a sales charge under the following circumstances:

1) If you are reinvesting some or all of the proceeds of a redemption of Class A shares made within the last 90 days.

2) If you are exchanging an investment in Class A shares of certain other Deutsche Asset Management funds for an investment in this Fund (see 'Purchases by Exchange' for a description of the conditions).

3) If you are a current or retired Director or Trustee of this or any affiliated Fund, a director, an employee, or a member of the immediate family of an employee of any of the following (or their respective affiliates): the Fund's distributor, the Advisors, a broker-dealer authorized to sell shares of the Fund, or an investment advisor or sub-advisor to any fund in the Deutsche Asset Management family of funds.

4)    If you are buying shares in any of the following types of accounts:

      (i)   A qualified retirement plan;

      (ii)  A Deutsche Asset Management fund payroll savings program;

      (iii) A fiduciary or advisory account with a bank, bank trust department, registered investment advisory company, financial planner, or securities dealer purchasing shares on your behalf. To qualify for this provision, you must be paying an account management fee for the fiduciary or advisory services. You may be charged an additional fee by your securities dealer or servicing agent if you buy shares in this manner.

Purchases by Exchange

You may exchange Class A, B, or C shares of certain other Deutsche Asset Management funds for an equal dollar amount


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                                       15

A Detailed Look at the European Mid-Cap Fund--Class A, B and C Shares

of Class A, B, or C Shares, respectively, without payment of the sales charges described above or any other charge up to four times a calendar year. You may enter both your redemption and purchase orders on the same business day or, if you have already redeemed the shares of the other fund, you may enter your purchase order within 90 days of the redemption. The Fund may modify or terminate these offers of exchange upon 60 days' notice.

You may request an exchange through your service agent. Contact them for details on how to enter your order. Before buying shares through an exchange, you should obtain a copy of that fund's prospectus and read it carefully. If you have an account with the Fund that is in your name, you may also request an exchange directly through the Service Center by mail or by telephone. You will receive a written confirmation of each transaction from the Service Center or your service agent.

Please note the following:

o The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.

o You may make the exchange by phone, if your account has the exchange by phone feature, or by letter.

o Any deferred sales charge will continue to be measured from the time of your original purchase. If the fund you exchange into has a higher deferred sales charge, you will be subject to that charge. If you exchange at any time into a fund with a lower deferred sales charge, your sales charge will not be reduced.

o If you are maintaining a taxable account, you may have to pay taxes on the exchange.

o Your exchange must meet the minimum investment amount for the class of shares of the fund being purchased.

Redemption Price

The amount of any applicable sales charge will be deducted from your redemption price according to the following schedule.

--------------------------------------------------------------------------------
                                             Sales Charge as a Percentage
                                                 of the Dollar Amount
                                                   Subject to Charge
                                        (as a % of the Lesser of Cost or Value)

                                           Class A      Class B      Class C
Years Since Purchase                        Shares       Shares       Shares
--------------------------------------------------------------------------------
First                                        1.00%*       5.00%        1.00%
--------------------------------------------------------------------------------
Second                                       1.00%*       4.00%         None
--------------------------------------------------------------------------------
Third                                         None        3.00%         None
--------------------------------------------------------------------------------
Fourth                                        None        3.00%         None
--------------------------------------------------------------------------------
Fifth                                         None        2.00%         None
--------------------------------------------------------------------------------
Sixth                                         None        1.00%         None
--------------------------------------------------------------------------------
Thereafter                                    None         None         None
--------------------------------------------------------------------------------

* You will pay a deferred sales charge when you redeem Class A Shares only if your shares were purchased at net asset value because they were part of an investment of $1 million or more.

Determination of Deferred Sales Charge. The sales charge applicable to your redemption is calculated in a manner that results in the lowest possible rate:

o No sales charge will be applied to shares you own as a result of reinvesting dividends or distributions.

o If you have purchased shares at various times, the sales charge will be applied first to shares you have owned for the longest period of time.

o If you acquired your shares through an exchange of shares of another Deutsche Asset Management fund, the period of time you held the original shares will be combined with the period of time you held the shares being redeemed to determine the years since purchase. If you bought your shares prior to May 7, 2001, you will pay the sales charge in effect at the time of your original purchase.

o The sales charge is applied to the lesser of the cost of the shares or their value at the time of your redemption. Therefore, you do not pay a sales charge on amounts representing appreciation or depreciation.

Waiver of Sales Charge. You may redeem shares without paying a deferred sales charge under any of the following circumstances:

1) If you are exchanging your shares for shares of another Deutsche Asset Management fund of the same class.


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                                       16

           A Detailed Look at the European Mid-Cap Fund--Class A, B and C Shares

2) If your redemption represents the minimum required distribution from an individual retirement account or other retirement plan.

3) If your redemption represents a distribution from a Systematic Withdrawal Plan. This waiver applies only if the annual withdrawals under your Plan are 12% or less of your share balance.

4) If shares are being redeemed in your account following your death or a determination that you are disabled. This waiver applies only under the following conditions:

      (i) The account is registered in your name either individually, as a joint tenant with rights of survivorship, as a participant in community property, or as a minor child under the Uniform Gifts or Uniform Transfers to Minors Acts.

      (ii) Either you or your representative notifies your service agent or the Service Center that such circumstances exist.

5) If you are redeeming Class A Shares, your original investment was at least $3 million and your service agent has agreed to return to the Fund's distributor any payments received when you bought your shares.

Automatic Conversion of Class B Shares. Your Class B Shares, along with any reinvested dividends or distributions associated with those shares, will be automatically converted to Class A Shares seven years after your purchase. If you purchased your shares prior to January 18, 2000, your Class B Shares will be converted to Class A Shares six years after your purchase. This conversion will be made on the basis of the relative net asset values of the classes and will not be a taxable event to you.

HOW TO CHOOSE THE CLASS THAT IS RIGHT FOR YOU

Your decision as to which class of the Fund's shares is best for you should be based upon a number of factors, including the amount of money you intend to invest and the length of time you intend to hold your shares.

If you choose Class A Shares, you will pay a sales charge when you buy your shares, but the amount of the charge declines as the amount of your investment increases. You will pay lower expenses while you hold the shares. Except in the case of investments of $1 million or more, you pay no sales charge if you redeem Class A Shares.

If you choose Class B Shares, you will pay no sales charge when you buy your shares, but your annual expenses will be higher than Class A Shares. You will pay a sales charge if you redeem your shares within six years of purchase, but the amount of the charge declines the longer you hold your shares and, at the end of seven years, your shares convert to Class A Shares, thus eliminating the higher expenses from that point on.

If you choose Class C Shares, you will pay no sales charge when you buy your shares or if you redeem them after holding them for at least a year. On the other hand, expenses on Class C Shares are the same as those on Class B Shares and, since there is no conversion to Class A Shares at the end of seven years, the higher expenses continue for as long as you own your shares.

Your service agent is paid a fee when you buy shares and an annual fee as long as you hold your shares. For Class A and B Shares, it begins when you purchase your shares. For Class C Shares, the annual fee begins one year after you purchase your shares. In addition to these payments, the Advisors may provide significant compensation to securities dealers and service agents for distribution, administrative and promotional services.

Your service agent may receive different levels of compensation depending upon which class of shares you buy.

Distribution Plans and Shareholder Servicing

The Fund has adopted plans under Rule 12b-1 that allow it to pay your service agent distribution and other fees for the sale of its shares. In addition, the Fund may pay shareholder servicing fees on Class B and Class C Shares. Class A Shares pay an annual distribution fee equal to 0.25% of average daily net assets. Class B and C Shares pay an annual distribution fee equal to 0.75% of average daily net assets and an annual shareholder servicing fee equal to 0.25% of average daily net assets. Because these fees are paid out of net assets on an on-going basis, they will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

Important Information about Buying and Selling Shares

o You may buy and sell shares of the Fund through authorized service agents. Once you place your order with a service agent, it is considered received by the Service Center. It is then your service agent's responsibility to transmit the order to the Service Center by the next business day. You should contact your service agent if you have a dispute as to when your order was placed with the Fund.


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                                       17

A Detailed Look at the European Mid-Cap Fund--Class A, B and C Shares

o After the Fund or your service agent receives your order, you will buy or sell your shares at the next net asset value calculated on a day the New York Stock Exchange is open for business adjusted for any applicable sales charge.

o The Fund accepts payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the Fund cannot accept starter checks or third-party checks.

o The payment of redemption proceeds (including exchanges) for shares of the Fund recently purchased by check may be delayed for up to 15 calendar days while the Fund waits for your check to clear.

o Unless otherwise instructed, the Fund normally mails a check for the proceeds from the sale of your shares to your account address the next business day but always within seven days.

o The Fund reserves the right to close your account on 60 days' notice if it fails to meet minimum balance requirements for any reason other than a change in market value.

o If you sell shares by mail or wire, you may be required to obtain a signature guarantee. Please contact your service agent or the Service Center for more information.

o The Fund remits proceeds from the sale of shares in US dollars. The Fund reserves the right to redeem shares in kind under certain circumstances.

o The Fund issues share certificates only for Class A Shares and only upon request.

o Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent or the Service Center for more information.

o You may have difficulty contacting the Service Center by telephone during times of market volatility or disruption in telephone service. On New York Stock Exchange holidays or on days when the exchange closes early, the Service Center will adjust its hours accordingly. If you are unable to reach the Service Center by telephone, you should make your request by mail or facsimile.

o The Fund reserves the right to reject purchases of Fund shares (including exchanges) for any reason.

o Your purchase order may not be accepted if the sale of Fund shares has been suspended or if the Fund determines that your purchase would be detrimental to the interests of its shareholders. The Fund specifically reserves the right to refuse your order if it is part of multiple purchase or exchange requests that the Fund, in its sole discretion, deems to involve excessive trading or to be part of a market timing strategy. In making its determination, the Fund may consider orders you have placed individually as well as orders placed in combination with a group of shareholders or commonly controlled accounts and orders placed by your dealer. For these purposes, the Fund may consider, among other factors, your trading history in this or any affiliated funds, the funds involved, the amount of your investment and your background and the background of any other investors or dealers involved.

o The Fund will not accept purchase and sale orders on any day the New York Stock Exchange is closed.

o The Fund reserves the right to reject purchases of Fund shares (including exchanges) or to suspend or postpone redemptions at times when both the New York Stock Exchange and the Fund's custodian are closed.

o Account Statements and Fund Reports: The Fund or your service agent will furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account. The Fund will send you a report every six months on the Fund's overall performance, its current holdings and its investing strategies.


--------------------------------------------------------------------------------

           A Detailed Look at the European Mid-Cap Fund--Class A, B and C Shares

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund's financial performance since the inception of the Fund's Class A, Class B and Class C Shares. Certain information reflects financial results for a single share. The total returns in the tables represent the rate an investor would have earned on an investment in the Fund assuming reinvestment of all dividends and distributions.

This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request.

The following financial information is for the six months ended February 28, 2001 and the fiscal year ended August 31, 2000 when the Fund was known as Flag Investors European Mid-Cap Fund. The financial information for the fiscal year ended August 31, 1999 includes results for the Fund when it was known as Deutsche European Mid-Cap Fund.

--------------------------------------------------------------------------------
Financial Highlights
(For a share outstanding throughout each period)

                                                                                   Class A Shares

                                                          For the                                             For the Period
                                                       Six Months         For the Year       For the Year        October 17,
                                                            Ended                Ended              Ended               1997(2)
                                                     February 28,           August 31,         August 31,      to August 31,
                                                             2001(1)              2000               1999               1998
--------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                 $    22.09           $    15.28         $    14.22         $    12.50
--------------------------------------------------------------------------------------------------------------------------------
Investment Operations:
  Net investment (expenses in excess of) income             (0.07)(6)            (0.14)             (0.01)              0.01
--------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
    on investments and foreign currencies
    allocated from European Mid-Cap Portfolio               (6.57)                7.09               1.26               1.71
--------------------------------------------------------------------------------------------------------------------------------
  Increase (decrease) from investment operations            (6.64)                6.95               1.25               1.72
--------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders:
  Dividends from net investment income                      (0.16)                  --                 --                 --
  Distributions from net realized gains                     (0.47)               (0.14)             (0.19)                --
--------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                       (0.63)               (0.14)             (0.19)                --
--------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period                       $    14.82           $    22.09         $    15.28         $    14.22
--------------------------------------------------------------------------------------------------------------------------------
Total Return (based on net asset value)(3)                 (30.25)%              45.73%              8.86%             13.76%
--------------------------------------------------------------------------------------------------------------------------------
Ratios and Supplemental Data:
  Net assets, end of period (000's)                    $   19,229           $   23,536         $   13,907         $    2,402
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Expenses(4)                                                1.60%(5)             1.60%              1.60%              1.60%(5)
--------------------------------------------------------------------------------------------------------------------------------
  Net investment (expenses in excess of) income(4)          (0.86)%(5)           (0.78)%            (0.10)%             0.23%(5)
--------------------------------------------------------------------------------------------------------------------------------
  Portfolio turnover of European Mid-Cap Portfolio             50%                  72%                89%                82%
--------------------------------------------------------------------------------------------------------------------------------
(1)   Unaudited.
(2)   Commencement of operations.
(3)   Total return would have been lower had certain expenses not been reimbursed by the Advisors. Total return has not been annualized for the period ended August 31, 1998.
(4)   Includes the Fund's allocated portion of the Portfolio's expenses net of expense reimbursements. Had the Advisors not undertaken to reimburse such expenses, the ratios of expenses and expenses in excess of income to average net assets would have been as follows:
      Expenses to average net assets                         2.49%(5)             2.52%              4.12%             18.86%(5)
      Expenses in excess of income to average net assets    (1.75)%(5)           (1.70)%            (2.62)%           (17.03)%(5)
(5)   Annualized.
(6)   Based on average shares method.


--------------------------------------------------------------------------------

A Detailed Look at the European Mid-Cap Fund--Class A, B and C Shares

--------------------------------------------------------------------------------
Financial Highlights
(For a share outstanding throughout each period)

                                                                                   Class B Shares

                                                          For the                                             For the Period
                                                       Six Months         For the Year       For the Year          March 30,
                                                            Ended                Ended              Ended               1998(2)
                                                     February 28,           August 31,         August 31,      to August 31,
                                                             2001(1)              2000               1999               1998
--------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                 $    19.12           $    13.37         $    12.55         $    12.50
--------------------------------------------------------------------------------------------------------------------------------
Investment Operations:
  Net investment (expenses in excess of) income             (0.12)(6)            (0.20)             (0.11)             (0.02)
--------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
    on investments and foreign currencies
    allocated from European Mid-Cap Portfolio               (5.68)                6.09               1.12               0.07
--------------------------------------------------------------------------------------------------------------------------------
  Increase (decrease) from investment operations            (5.80)                5.89               1.01               0.05
--------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders:
  Dividends from net investment income                      (0.05)                  --                 --                 --
  Distributions from net realized gains                     (0.47)               (0.14)             (0.19)                --
--------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                       (0.52)               (0.14)             (0.19)                --
--------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period                       $    12.80           $    19.12         $    13.37         $    12.55
--------------------------------------------------------------------------------------------------------------------------------
Total Return (based on net asset value)(3)                 (30.53)%              44.32%              8.12%              0.40%
--------------------------------------------------------------------------------------------------------------------------------
Ratios and Supplemental Data:
  Net assets, end of period (000's)                    $    8,371           $   12,656         $    6,940         $    4,287
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Expenses(4)                                                2.35%(5)             2.35%              2.35%              2.35%(5)
--------------------------------------------------------------------------------------------------------------------------------
  Net investment (expenses in excess of) income(4)          (1.63)%(5)           (1.53)%            (1.06)%            (0.70)%(5)
--------------------------------------------------------------------------------------------------------------------------------
  Portfolio turnover of European Mid-Cap Portfolio             50%                  72%                89%                82%
--------------------------------------------------------------------------------------------------------------------------------
(1)   Unaudited.
(2)   Commencement of operations.
(3)   Total return would have been lower had certain expenses not been reimbursed by the Advisors. Total return has not been annualized for the period ended August 31, 1998.
(4)   Includes the Fund's allocated portion of the Portfolio's expenses net of expense reimbursements. Had the Advisors not undertaken to reimburse such expenses, the ratios of expenses and expenses in excess of income to average net assets would have been as follows:
      Expenses to average net assets                         3.26%(5)             3.28%              4.37%             19.61%(5)
      Expenses in excess of income to average net assets    (2.54)%(5)           (2.46)%            (3.08)%           (17.96)%(5)
(5)   Annualized.
(6)   Based on average shares method.


--------------------------------------------------------------------------------

           A Detailed Look at the European Mid-Cap Fund--Class A, B and C Shares

--------------------------------------------------------------------------------
Financial Highlights
(For a share outstanding throughout each period)

                                                                          Class C Shares

                                                           For the                         For the Period
                                                        Six Months         For the Year      September 2,
                                                             Ended                Ended              1998(2)
                                                      February 28,           August 31,     to August 31,
                                                              2001(1)              2000              1999
--------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                   $   19.43            $   13.57         $   12.50
--------------------------------------------------------------------------------------------------------------
Investment Operations:
  Net investment (expenses in excess of) income              (0.12)(6)            (0.18)            (0.06)
--------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
    on investments and foreign currencies
    allocated from European Mid-Cap Portfolio                (5.77)                6.18              1.32
--------------------------------------------------------------------------------------------------------------
  Increase (decrease) from investment operations             (5.89)                6.00              1.26
--------------------------------------------------------------------------------------------------------------
Distributions to Shareholders:
  Dividends from net investment income                       (0.05)                  --                --
  Distributions from net realized gains                      (0.47)               (0.14)            (0.19)
--------------------------------------------------------------------------------------------------------------
  Total Distributions                                        (0.52)               (0.14)            (0.19)
--------------------------------------------------------------------------------------------------------------
Net asset value at end of period                         $   13.02            $   19.43         $   13.57
--------------------------------------------------------------------------------------------------------------
Total Return (based on net asset value)(3)                  (30.47)%              44.42%            10.15%
--------------------------------------------------------------------------------------------------------------
Ratios and Supplemental Data:
  Net assets, end of period (000's)                      $   2,602            $   3,598         $   1,698
--------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Expenses(4)                                                 2.35%(5)             2.35%             2.35%(5)
--------------------------------------------------------------------------------------------------------------
  Net investment (expenses in excess of) income(4)           (1.63)%(5)           (1.52)%           (0.73)%(5)
--------------------------------------------------------------------------------------------------------------
  Portfolio turnover of European Mid-Cap Portfolio              50%                  72%               89%
--------------------------------------------------------------------------------------------------------------
(1)   Unaudited.
(2)   Commencement of operations.
(3)   Total return would have been lower had certain expenses not been reimbursed by the Advisors. Total return has not been annualized for the period ended August 31, 1998.
(4)   Includes the Fund's allocated portion of the Portfolio's expenses net of expense reimbursements. Had the Advisors not undertaken to reimburse such expenses, the ratios of expenses and expenses in excess of income to average net assets would have been as follows:
      Expenses to average net assets                          3.26%(5)             3.28%             4.89%(5)
      Expenses in excess of income to average net assets     (2.54)%(5)           (2.45)%           (3.27)%(5)
(5)   Annualized.
(6)   Based on average shares method.


--------------------------------------------------------------------------------

Distributor

ICC DISTRIBUTORS, INC.

Administrator and Transfer Agent

INVESTMENT COMPANY CAPITAL CORP.
One South Street
Baltimore, Maryland 21202
1-800-730-1313

Independent Accountants

PRICEWATERHOUSECOOPERS LLP
250 W. Pratt Street
Baltimore, Maryland 21201

Custodian

INVESTORS BANK & TRUST COMPANY
200 Clarendon Street
Boston, Massachusetts 02116

Fund Counsel

MORGAN, LEWIS & BOCKIUS LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

Additional information about the Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about the Fund in the current Statement of Additional Information, dated May 7, 2001, which has been filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into this Prospectus. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in the Fund, write to:

                       Deutsche Asset Management Service Center
                       PO Box 219210
                       Kansas City, MO 64121-9210
or call toll-free:     1-800-730-1313

You can find reports and other information about the Fund on the EDGAR database on the SEC web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing an electronic request to publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, DC 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. For more information on the Public Reference Room, call the SEC at 1-202-942-8090.

European Mid-Cap Fund
Class A Shares                                                  CUSIP# 251555819
Class B Shares                                                         251555793
Class C Shares                                                         251555785
                                                                BDEMCPRO (05/01)
                                                                811-8227
Distributed by:
ICC Distributors, Inc.
Two Portland Square
Portland, ME 04101

                                                       Deutsche Asset Management

European Mid-Cap Fund
Class A, B and C Shares

Supplement dated July 13, 2001 to the Fund's Class A, B and C Shares Prospectus dated May 7, 2001.

Effective immediately, the following replaces the performance table and footnotes appearing in the right hand column on page 5 of the Prospectus under the section entitled "Total Returns, After Fees and Expenses":

Performance for Periods Ended December 31, 2000

                                          Average Annual Total Returns

                                                                   Since
                                       1 Year      3 Years       Inception
                                       ------      -------       ---------

Class A Shares(1)                     -15.95%       10.61%        8.22%(5)
MSCI Europe Index(2)                   -8.14%       11.23%       12.43%(6)
Dow Jones STOXX(SM) Mid 200 Index(3)   -7.38%        9.39%        9.34%(6)
Midcap Index(4)                         6.63%        3.02%        1.82%(6)
---------------------------------------------------------------------------
Class B Shares(1)                     -16.36%          NA         5.21%(7)
MSCI Europe Index(2)                   -8.14%          --         4.99%(8)
Dow Jones STOXX(SM) Mid 200 Index(3)   -7.38%          --         2.83%(8)
Midcap Index(4)                         6.63%          --        -2.03%(8)
---------------------------------------------------------------------------
Class C Shares(1)                     -12.78%          NA         8.09%(9)
MSCI Europe Index(2)                   -8.14%          --         8.83%(10)
Dow Jones STOXX(SM) Mid 200 Index(3)   -7.38%          --         7.03%(10)
Midcap Index(4)                         6.63%          --        -0.09%(10)

-----------

(1) These figures assume the reinvestment of dividends and capital gain distributions and include the impact of the maximum sales charges.
(2) The MSCI Europe Index is a broad-based market index of European equity securities. The index does not factor in the costs of buying, selling and holding securities--costs which are reflected in the Fund's results. On June 25, 2001 the Board of Directors approved the MSCI Europe Index as the Fund's primary benchmark, replacing the Midcap Index. The MSCI Europe Index may be a better comparison for the performance of the Fund than the Midcap Index since it more closely reflects the sectors in which the Fund invests.
(3) The Dow Jones STOXX(SM) Mid 200 Index is a subset of the Dow Jones STOXX(SM) Total Managed Index ("TMI"), which represents the top 70% of the free float market capitalization of the European equity market. The STOXX Mid 200 Index is comprised of companies that fall in the second tier of the TMI, ie companies whose market capitalization are between the top 70% and 90% of the TMI. The index does not factor in the costs of buying, selling and holding securities--costs which are reflected in the Funds results.
(4) The Midcap Index is a broad-based market index of 70 mid-sized German companies with established operating histories. The index does not factor in the costs of buying, selling and holding securities--costs which are reflected in the Fund's results.
(5) October 17, 1997.

(6)  For the period October 31, 1997 through December 31, 2000.
(7)  March 30, 1998.
(8)  For the period March 31, 1998 through December 31, 2000.
(9)  September 2, 1998.
(10) For the period August 31, 1998 through December 31, 2000.

Effective August 13, 2001, the section entitled the "Fees and Expenses of the Fund" is replaced with the following:

                                                                     Class A           Class B        Class C
                                                                      Shares            Shares         Shares
Shareholder Fees:                                                    Initial           Deferred       Deferred
(fees paid directly from your investment)                             Sales             Sales           Sales
                                                                      Charge            Charge          Charge
                                                                      ------            ------          ------
Maximum sales charge (load) imposed on purchases (as
percentage of offering price) .................................        5.50%             None           None
Maximum deferred sales charge (load) (as a percentage of
original purchase price  or redemption proceeds, whichever
is lower) .....................................................        1.00%(1)          5.00%(2)       1.00%(3)
Maximum sales charge (load) imposed on reinvested
dividends .....................................................        None              None           None
Maximum short-term redemption fee (as a percentage of
amount redeemed, as applicable) ...............................        2.00%(4)          None           None
Exchange fee ..................................................        None              None           None

Annual Fund Operating Expenses(5):
(expenses that are deducted from Fund assets)
Management fee ................................................        0.85%             0.85%          0.85%
Distribution and/or service (12b-1) fees(6) ...................        0.25%             1.00%          1.00%
Other expenses ................................................        1.42%             1.43%          1.43%
                                                                       -----             -----          -----
Total annual fund operating expenses (before fee waivers
and expense Reimbursements) ...................................        2.52%             3.28%          3.28%
Total fee waivers and reimbursements of fund expenses(7) ......       (0.92)%           (0.93)%        (0.93)%
                                                                       -----             -----          -----
Total net annual fund operating expenses (after fee waivers
and expense reimbursements)(7) ................................        1.60%             2.35%          2.35%
                                                                       =====             =====          =====

----------

(1) You will pay no sales charge on purchases of $1 million or more of Class A Shares, but you may pay a deferred sales charge if you redeem your shares within two years after your purchase unless you are otherwise eligible for a sales charge waiver or reduction. (See the section entitled 'Sales Charges-Redemption Price.')
(2) You will pay a deferred sales charge if you redeem your shares within six years after your purchase. The amount of the charge declines over time and eventually reaches zero. Seven years after your purchase, your Class B Shares automatically convert to Class A Shares. (See the section entitled 'Sales Charges-Redemption Price.')
(3) You will pay a deferred sales charge if you redeem your Class C Shares within one year after your purchase. (See the section entitled 'Sales Charges-Redemption Price.')

(4) The 2.00% short-term redemption fee applies to Class A Shares redeemed (either by selling the shares or exchanging into another fund) within 60 days of purchase. The fee is withheld from redemption proceeds and retained by the Fund.
(5) Information on the annual fund operating expenses reflects the expenses of both the Fund and the Portfolio, the master fund in which the Fund invests its assets. (For further discussion of the relationship between the Fund and the Portfolio, see the section entitled 'Organizational Structure.')
(6) A portion of the shareholder servicing fee is allocated to your securities dealer and to qualified banks for services provided and expenses incurred in maintaining your account, responding to your inquiries, and providing you with information about your investment.
(7) The Advisor has contractually agreed to waive its fees and reimburse expenses of the Fund through May 7, 2002 to the extent necessary to maintain the Fund's expense ratio at the level indicated as 'Total net annual fund operating expenses (after fee waivers and expense reimbursements).'

Effective August 13, 2001, the following supplements the "Calculating the Fund's Share Price" section in the Fund's prospectus:

The Fund may charge a short-term redemption fee equal to 2.00% of the net asset value of Class A Shares redeemed (either by selling the shares or exchanging into another fund) within 60 days of purchase.

Effective August 13, 2001, the following supplements the "Buying and Selling Fund Shares" section in the Fund's prospectus:

Short-Term Redemption Fee

The Fund may charge a short-term redemption fee equal to 2.00% of the net asset value of Class A Shares redeemed (either by selling the shares or exchanging into another fund) within 60 days of purchase. This fee compensates the Fund for expenses directly related to short-term redemption of Class A Shares, discourages short-term investments in Class A Shares and facilitates portfolio management.

The short-term redemption fee is withheld from redemption proceeds. This fee is not a deferred sales charge and is not a commission. The fee is paid to the Fund. The short-term redemption fee does not apply to Class A Shares:

o     purchased before August 13, 2001;
o     acquired through reinvestment of dividends and other distributions;
o in an account which is closed because the account fails to meet minimum balance requirements; and
o held by 401(k) plans, individual retirement accounts or profit sharing plans.

The short-term redemption fee applies to Class A Shares held through omnibus accounts. With regard to these accounts, the Fund reserves the right, in its sole discretion to impose (or not to impose) the short-term redemption fee in the future. The Fund will make this determination after considering, among other things, the Fund's costs of processing redemptions from these accounts. You should consult with your retirement plan administrator or omnibus account representative to determine whether the redemption fee is applicable to your shares.

The Fund will use the "first-in, first out" method to determine your holding period of Class A shares for purposes of the short-term redemption fee. If you have purchased shares at various times, the shares held the longest will be redeemed first for the purposes of determining whether or not the redemption fee will be applied. If your holding period is less than 60 days for any of the shares you are redeeming or exchanging, the short-term redemption fee will be assessed on the net asset value of those shares calculated at the time the redemption is effected.

               Please Retain This Supplement for Future Reference

SUPPBDEMC 07/01

European Mid-Cap Fund
CUSIPs: 251555819
        251555793
        251555785

                                                       Deutsche Asset Management

Japanese Equity Fund
Class A, B and C Shares

Supplement dated July 13, 2001 to the Fund's Class A, B and C Shares Prospectus dated May 7, 2001

Effective August 13, 2001, the section entitled the "Fees and Expenses of the Fund" is replaced with the following:

                                                                          Class A            Class B        Class C
                                                                           Shares             Shares         Shares
Shareholder Fees:                                                         Initial            Deferred       Deferred
 (fees paid directly from your investment)                                 Sales              Sales          Sales
                                                                           Charge             Charge         Charge
                                                                           ------             ------         ------
Maximum sales charge (load) imposed on purchases (as percentage
 of offering price) ................................................        5.50%              None           None
Maximum deferred sales charge (load) (as a percentage of original
 purchase price or redemption proceeds, whichever is lower) ........        1.00%(1)           5.00%(2)       1.00%(3)
Maximum sales charge (load) imposed on reinvested dividends ........        None               None           None
Maximum short-term redemption fee (as a percentage of amount
 redeemed, as applicable) ..........................................        2.00%(4)           None           None
Exchange fee .......................................................        None               None           None

Annual Fund Operating Expenses(5):
(expenses that are deducted from Fund assets)
Management fee .....................................................        0.85%              0.85%          0.85%
Distribution and/or service (12b-1) fees(6) ........................        0.25%              1.00%          1.00%
Other expenses .....................................................        3.22%              3.50%          6.89%
                                                                            -----              -----          -----
Total annual fund operating expenses (before fee waivers and
 expense reimbursements) ...........................................        4.32%              5.35%          8.74%
Total fee waivers and reimbursements of fund expenses(7) ...........       (2.72)%            (3.00)%        (6.39)%
                                                                            -----              -----          -----
Total net annual fund operating expenses (after fee waivers and
 expense reimbursements)(7) ........................................        1.60%              2.35%          2.35%
                                                                            =====              =====          =====

(1) You will pay no sales charge on purchases of $1 million or more of Class A Shares, but you may pay a deferred sales charge if you redeem your shares within two years after your purchase unless you are otherwise eligible for a sales charge waiver or reduction. (See the section entitled 'Sales Charges-Redemption Price.')

(2) You will pay a deferred sales charge if you redeem your shares within six years after your purchase. The amount of the charge declines over time and eventually reaches zero. Seven years after your purchase, your Class B Shares automatically convert to Class A Shares. (See the section entitled 'Sales Charges-Redemption Price.')

(3) You will pay a deferred sales charge if you redeem your Class C Shares within one year after your purchase. (See the section entitled 'Sales Charges-Redemption Price.')

(4) The 2.00% short-term redemption fee applies to Class A Shares redeemed (either by selling the shares or exchanging into another fund) within 60 days of purchase. The fee is withheld from redemption proceeds and retained by the Fund.

(5) Information on the annual fund operating expenses reflects the expenses of both the Fund and the Portfolio, the master fund in which the Fund invests its assets. (See the section entitled 'Organizational Structure.')

(6) A portion of the shareholder servicing fee is allocated to your securities dealer and to qualified banks for services provided and expenses incurred in maintaining your account, responding to your inquiries, and providing you with information about your investment.

(7) The Advisor has contractually agreed to waive its fees and reimburse expenses of the Fund through May 7, 2002 to the extent necessary to maintain the Fund's expense ratio at the level indicated as 'Total net annual fund operating expenses (after fee waivers and expense reimbursements).'

Effective August 13, 2001, the following supplements the "Calculating the Fund's Share Price" section in the Fund's prospectus:

The Fund may charge a short-term redemption fee equal to 2.00% of the value of Class A Shares redeemed (either by selling the shares or exchanging into another fund) within 60 days of purchase.

Effective August 13, 2001, the following supplements the "Buying and Selling Fund Shares" section in the Fund's prospectus:

Short-Term Redemption Fee

The Fund may charge a short-term redemption fee equal to 2.00% of the net asset value of Class A Shares redeemed (either by selling the shares or exchanging into another fund) within 60 days of purchase. This fee compensates the Fund for expenses directly related to short-term redemption of Class A Shares, discourages short-term investments in Class A Shares and facilitates portfolio management.

The short-term redemption fee is withheld from redemption proceeds. This fee is not a deferred sales charge and is not a commission. The fee is paid to the Fund. The short-term redemption fee does not apply to Shares:

o     purchased before August 13, 2001;
o     acquired through reinvestment of dividends and other distributions;
o in an account which is closed because the account fails to meet minimum balance requirements; and
o held by 401(k) plans, individual retirement accounts or profit sharing plans.

The short-term redemption fee applies to Class A Shares held through omnibus accounts. With regard to these accounts, the Fund reserves the right, in its sole discretion to impose (or not to impose) the short-term redemption fee in the future. The Fund will make this determination after considering, among other things, the Fund's costs of processing redemptions from these accounts. You should consult with your retirement plan administrator or omnibus account representative to determine whether the redemption fee is applicable to your shares.

The Fund will use the "first-in, first out" method to determine your holding period of Class A shares for purposes of the short-term redemption fee. If you have purchased shares at various times, the shares held the longest will be redeemed first for the purposes of determining whether or not the redemption fee will be applied. If your holding period is less than 60 days for any of the shares you are redeeming or exchanging, the short-term redemption fee will be assessed on the net asset value of those shares calculated at the time the redemption is effected.

               Please Retain This Supplement for Future Reference

SUPPBDJEF 07/01

Japanese Equity Fund
CUSIPs: 251555777
        251555769
        251555751

                                                       Deutsche Asset Management

Top 50 Asia Fund
Class A, B and C Shares

Supplement dated July 13, 2001 to the Fund's Class A, B and C Shares Prospectus dated May 7, 2001

Effective August 13, 2001, the section entitled the "Fees and Expenses of the Fund" is replaced with the following:

                                                                          Class A        Class B        Class C
                                                                           Shares         Shares         Shares
Shareholder Fees:                                                         Initial        Deferred       Deferred
 (fees paid directly from your investment)                                 Sales          Sales          Sales
                                                                           Charge         Charge         Charge
                                                                           ------         ------         ------
Maximum sales charge (load) imposed on purchases (as percentage
  of offering price) ...............................................        5.50%          None           None
Maximum deferred sales charge (load) (as a percentage of original
  purchase price or redemption proceeds, whichever is lower) .......        1.00%(1)       5.00%(2)       1.00%(3)
Maximum sales charge (load) imposed on reinvested dividends ........        None           None           None
Maximum short-term redemption fee (as a percentage of amount
  redeemed, as applicable) .........................................        2.00%(4)       None           None
Exchange fee .......................................................        None           None           None

Annual Fund Operating Expenses(5):
(expenses that are deducted from Fund assets)
Management fee .....................................................        1.00%          1.00%          1.00%
Distribution and/or service (12b-1) fees(6) ........................        0.25%          1.00%          1.00%
Other expenses .....................................................        1.03%          1.02%          1.54%
                                                                            -----          -----          -----
Total annual fund operating expenses (before fee waivers and
  expense reimbursements) ..........................................        2.28%          3.02%          3.54%
Total fee waivers and reimbursements of fund expenses(7) ...........       (0.68)%        (0.67)%        (1.19)%
                                                                           -------        -------        -------
Total net annual fund operating expenses (after fee waivers and
  expense reimbursements)(7) .......................................        1.60%          2.35%          2.35%
                                                                            ====           ====           ====

-----------

(1) You will pay no sales charge on purchases of $1 million or more of Class A Shares, but you may pay a deferred sales charge if you redeem your shares within two years after your purchase unless you are otherwise eligible for a sales charge waiver or reduction. (See the section entitled 'Sales Charges-Redemption Price.')

(2) You will pay a deferred sales charge if you redeem your shares within six years after your purchase. The amount of the charge declines over time and eventually reaches zero. Seven years after your purchase, your Class B Shares automatically convert to Class A Shares. (See the section entitled 'Sales Charges-Redemption Price.')
(3) You will pay a deferred sales charge if you redeem your Class C Shares within one year after your purchase. (See the section entitled 'Sales Charges-Redemption Price.')
(4) The 2.00% short-term redemption fee applies to Class A Shares redeemed (either by selling the shares or exchanging into another fund) within 60 days of purchase. The fee is withheld from redemption proceeds and retained by the Fund.
(5) Information on the annual fund operating expenses reflects the expenses of both the Fund and the Portfolio, the master fund in which the Fund invests its assets. (See the section entitled 'Organizational Structure.')
(6) A portion of the shareholder servicing fee is allocated to your securities dealer and to qualified banks for services provided and expenses incurred in maintaining your account, responding to your inquiries, and providing you with information about your investment.
(7) The Advisor has contractually agreed to waive its fees and reimburse expenses of the Fund through May 7, 2002 to the extent necessary to maintain the Fund's expense ratio at the level indicated as 'Total net annual fund operating expenses (after fee waivers and expense reimbursements).'

Effective August 13, 2001, the following supplements the "Calculating the Fund's Share Price" section in the Fund's prospectus:

The Fund may charge a short-term redemption fee equal to 2.00% of the value of Class A Shares redeemed (either by selling the shares or exchanging into another fund) within 60 days of purchase.

Effective August 13, 2001, the following supplements the "Buying and Selling Fund Shares" section in the Fund's prospectus:

Short-Term Redemption Fee

The Fund may charge a short-term redemption fee equal to 2.00% of the net asset value of Class A Shares redeemed (either by selling the shares or exchanging into another fund) within 60 days of purchase. This fee compensates the Fund for expenses directly related to short-term redemption of Class A Shares, discourages short-term investments in Class A Shares and facilitates portfolio management.

The short-term redemption fee is withheld from redemption proceeds. This fee is not a deferred sales charge and is not a commission. The fee is paid to the Fund. The short-term redemption fee does not apply to Shares:

o     purchased before August 13, 2001;
o     acquired through reinvestment of dividends and other distributions;
o in an account which is closed because the account fails to meet minimum balance requirements; and
o held by 401(k) plans, individual retirement accounts or profit sharing plans.

The short-term redemption fee applies to Class A Shares held through omnibus accounts. With regard to these accounts, the Fund reserves the right, in its sole discretion to impose (or not to impose) the short-term redemption fee in the future. The Fund will make this determination after considering, among other things, the Fund's costs of processing redemptions from these accounts. You should consult with your retirement plan administrator or omnibus account representative to determine whether the redemption fee is applicable to your shares.

The Fund will use the "first-in, first out" method to determine your holding period of Class A shares for purposes of the short-term redemption fee. If you have purchased shares at various times, the shares held the longest will be redeemed first for the purposes of determining whether or not the redemption fee will be applied. If your holding period is less than 60 days for any of the shares you are redeeming or exchanging, the short-term redemption fee will be assessed on the net asset value of those shares calculated at the time the redemption is effected.

               Please Retain This Supplement for Future Reference

SUPPBDTOP50A 07/01

Top 50 Asia Fund
CUSIPs: 251555744
        251555736
        251555728